American Century ETF Trust Statement of Additional Information Supplement

Supplement dated May 25, 2019 ■ Statement of Additional Information dated January 1, 2019

The entries for Kevin Akioka in the Accounts Managed and the Ownership of Securities tables on pages 43 and 45 are removed from the Statement of Additional Information.
The following entry is added to the Accounts Managed table on page 43 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Charles Tan[1]	Number of Accounts	12	1	—
	Assets	$9,986,687,234[2]	$1,136,201,782	$0

[1]	Information is provided as of May 21, 2019.

[2]	Includes $39,859,506 in American Century Diversified Corporate Bond ETF.
The following replaces the entry for American Century Diversified Corporate Bond ETF in the Ownership of Securities table on page 45 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Diversified Corporate Bond ETF
Gavin Fleischman	A
Jeffrey L. Houston	A
Charles Tan[1]	A
Le Tran	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of May 21, 2019.

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CL-SPL-95257 1905